Exhibit 32

CERTIFICATION
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB of UpSnap, Inc.  (the "Company") for the quarter ended October 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Peter Van Hierden, the Chief Executive Officer of the Company and Richard A. von Gnechten, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented.

/s/ Peter Van Hierden Peter Van Hierden Chairman and Chief Executive Officer (Principal Executive Officer) Dated: December 23, 2008
/s/ Richard A. von Gnechten Richard A. von Gnechten Chief Financial Officer (Principal Financial Officer) Dated: December 23, 2008